Exhibit 10.12
STATE OF MISSISSIPPI

COUNTY OF HANCOCK
FIRST AMENDMENT TO
LEASE AGREEMENT WITH OPTION TO PURCHASE

THIS FIRST AMENDMENT TO LEASE AGREEMENT WITH OPTION TO PURCHASE (this “Amendment”) is entered into as of the 13 day of March, 2009, by and between CURE LAND COMPANY, LLC, a Mississippi limited liability company (together with any successor or assign “Landlord”), and SILVER SLIPPER CASINO VENTURE LLC, a Delaware limited liability company (together with any successor or assign “Tenant”).

WHEREAS, Landlord and Tenant have previously entered into a Lease Agreement with Option to Purchase, dated as of November 17, 2004, (“Original Lease”) pursuant to which Tenant has leased the Premises from Cure Land Company, LLC, as Landlord.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Lease.  A Memorandum of Lease providing record notice of the Original Lease and certain terms thereof was executed by Landlord and Tenant effective November 17, 2004, (“Lease Memo”) and recorded in Deed Book BB 298 at Page 287 in the office of the Chancery Clerk of Hancock County, Mississippi.

WHEREAS, Landlord and Tenant filed a Petition to Abandon Road Segment and Accept Alternate Segment heard and approved by the Board of Supervisors of Hancock County, Mississippi, on September 5, 2006, and thereby the county abandoned a segment of Shipyard Road adjacent to Parcels A, B, and C of the Premises and accepted a Deed of Dedication from Landlord for a segment relocating that portion of Shipyard Road to a position to improve access to and accommodate the improvements then planned for the Premises.  Said Deed of Dedication is dated September 1, 2006, and is recorded in Deed Book 2006 at Page 17118 of the aforesaid records.

WHEREAS, Landlord, and Tenant have operated with the understanding and now wish to amend the Original Lease to formally reflect that the abandoned segment of Shipyard Road is now included in the Premises and that the relocated segment of Shipyard Road is now excluded from the Premises.

NOW, THEREFORE, for and in consideration of the covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Landlord and Tenant hereby amend the Original Lease and Lease Memo with respect to the Premises as follows:

Exhibit A to both the Lease and Lease Memo is hereby amended by adding the attached “Addendum to Exhibit A.”  Landlord hereby leases and lets to Tenant and Tenant hereby rents from Landlord the Premises as the description for same is amended in the Addendum to Exhibit A, together with all easements, rights of way and appurtenances in connection therewith or thereunto belonging and the improvements constructed thereon, and the definition of “Premises” as set forth in the Original Lease is hereby so amended.

The Original Lease and Lease Memo are amended only as expressly set forth herein, and all other terms and conditions thereof shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date set forth in the first paragraph above.

LANDLORD:		TENANT:

Cure Land Company, LLC		Silver Slipper Casino Venture LLC

By:	/s/ Michael D. Cure	By:	/s/ John N. Ferrucci

Its:	Pres.	Its:	COO

STATE OF MISSISSIPPI

COUNTY OF HANCOCK

Personally appeared before me, the undersigned authority in and for the said county and state, on this 13th day of March, 2009, within my jurisdiction, the within named Michael D. Cure, who acknowledged to me that he is President of Cure Land Company, LLC, a Mississippi limited liability company, and that for and on behalf of said company, and as the act and deed of same, he executed the above and foregoing instrument, after first having been duly authorized by said company so to do.

/s/ Beverly A. Hall
NOTARY PUBLIC

My Commission Expires

(Affix official seal)

STATE OF MISSISSIPPI

COUNTY OF HANCOCK

Personally appeared before me, the undersigned authority in and for the said county and state, on this 13th day of March, 2009, within my jurisdiction, the within named John N. Ferrucci, who acknowledged to me that he is Chief Operating Officer of Silver Slipper Casino Venture LLC, a Delaware limited liability company, and that for and on behalf of said company, and as the act and deed of same, he executed the above and foregoing instrument, after first having been duly authorized by said company so to do.

/s/ Beverly A. Hall
NOTARY PUBLIC

My Commission Expires:

(Affix official seal)

ADDENDUM TO EXHIBIT A

ADDED TO DESCRIPTION OF THE PROPERTY:
ABANDONED ROADWAY PARCEL
Leasehold Interest

FORMER R.O.W. FOR SHIPYARD ROAD (2006)

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08°44'36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89°48'38" E 30.02 feet along the north line of said Lot 7, also being along the south end of right-of-way for Beach Boulevard; thence southerly 24.70 feet along a curve concave to the west, having a central angle of 08°34'43" with a radius of 165.00 feet, also having a chord bearing and distance of S 05°45'43" W 24.68 feet to the end of said curve; thence S 10°03'05" W 191.64 feet to the beginning of a curve to the left; thence southerly 50.85 feet along said curve having a central angle of 18°47'54" with a radius of 155.00 feet, also having a chord bearing and distance of S 00°39'08" W 50.63 feet to the end of said curve; thence S 08°44'49" E 343.72 feet to the beginning of a curve to the right; thence southerly and southwesterly 92.72 feet along said curve having a central angle of 54°12'26" with a radius of 98.00 feet, also having a chord bearing and distance of S 18°21'24" W 89.30 feet to the end of said curve; thence S 45°27'37" W 165.84 feet; thence S 47°08'34" W 66.03 feet; thence S 53°55'51" W 26.24 feet; thence S 54°53'02" W 36.68 feet; thence S 54°53'02" W 405.48 feet to a point located at the northeast corner of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14); thence N 02°59'02" W 35.15 feet to a point located at the southeast corner of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241); thence N 54°50'16" E 407.80 feet; thence N 55°01’25" E 36.53 feet; thence N 47°09'52" E 66.93 feet; thence N 45°27'37" E 165.40 feet to the beginning of a curve to the left; thence northeasterly and northerly 64.33 feet along said curve having a central angle of 54°12'26" with a radius of 68.00 feet, also having a chord bearing and distance of N 18°21'24" E 61.96 feet to the end of said curve; thence N 08°44'49" W 343.72 feet to the beginning of a curve to the right; thence northerly 60.70 feet along said curve having a central angle of 18°47'54" with a radius of 185.00 feet, also having a chord bearing and distance of N 00°39'08" E 60.43 feet to the end of said curve; thence N 10°03'05" E 191.64 feet to the beginning of a curve to the left; thence northerly 19.34 feet along said curve having a central angle of 08°12'33" with a radius of 135.00 feet, also having a chord bearing and distance of N 05°56'49" E 19.33 feet to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision, said point also being located at the south end of right-of-way for Beach Boulevard, also said point being the said Point Of Beginning.

Said parcel of land contains 0.950 acre, more or less.

Exhibit A

LESS AND EXCEPTED FROM PARCELS A, B AND C:
RELOCATED ROADWAY PARCEL

NEW R.O.W. FOR SHIPYARD ROAD (2006)

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08°44'36" E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89°48'38" E 40.60 feet along the north line of said Lot 7, also being along the south end of right-of-way for Beach Boulevard; thence S 11°36'42" W 25.62 feet; thence S 10°02'59" W 190.35 feet to the beginning of a curve to left; thence southerly 54.43 feet along said curve having a central angle of 19°00'52" with a radius of 164.00 feet, also having a chord bearing and distance of S 00°32’33" W 54.18 feet to the end of said curve; thence S 08°57’53" E 96.61 feet; thence S 08°44'21" E 141.83 feet to the beginning of a curve to the right; thence southerly and southwesterly 65.31 feet along said curve having a central angle of 49°53'41" with a radius of 75.00 feet, also having a chord bearing and distance of S 16°12'30" W 63.27 feet to the end of said curve; thence S 41°09'20" W 137.98 feet to the beginning of a curve to the right; thence southwesterly and westerly 34.94 feet along said curve having a central angle of 40°02'27" with a radius of 50.00 feet, also having a chord bearing and distance of S 61°10'34" W 34.24 feet to the end of said curve; thence S 81°11’47" W 53.04 feet to the beginning of a curve to the left; thence westerly and southwesterly 49.90 feet along said curve having a central angle of 57°10'47" with a radius of 50.00 feet, also having a chord bearing and distance of S 52°36'23" W 47.85 feet to the end of said curve; thence S 24°01'00" W 90.89 feet to the beginning of a curve to the right; thence southerly and southwesterly 39.03 feet along said curve having a central angle of 30°00'50" with a radius of 74.50 feet, also having a chord bearing and distance of S 39°01'25" W 38.58 feet to the end of said curve; thence S 54°01'50" W 168.09 feet to the beginning of a curve to the left; thence southwesterly and southerly 27.52 feet along said curve having a central angle of 39°55'07" with a radius of 39.50 feet, also having a chord bearing and distance of S 34°04'16" W 26.97 feet to the end of said curve; thence S 14°06'43" W 78.39 feet to the beginning of a curve to the right; thence southerly and southwesterly 54.02 feet along said curve having a central angle of 40°43'33" with a radius of 76.00 feet, also having a chord bearing and distance of S 34°28'30" W 52.89 feet to the end of said curve; thence S 54°50'16" W 91.05 feet to a point located on the east line of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14); thence N 02°59'02" W 42.53 feet to a point located on the east line of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241); thence N 54°50'16" E 68.40 feet to the beginning of a curve to the left; thence northeasterly and northerly 28.43 feet along said curve having a central angle of 40°43'33" with a radius of 40.00 feet, also having a chord bearing and distance of N 34°28'30" E 27.84 feet to the end of said curve; thence N 14°06'43" E 78.39 feet to the beginning of a curve to the right; thence northerly and northeasterly 52.60 feet along said curve having a central angle of 39°55'07" with a radius of 75.50 feet, also having a chord bearing and distance of N 34°04'16" E 51.54 feet to the end of said curve; thence N 54°01'50" E 168.09 feet to the beginning of a curve to the left; thence northeasterly and northerly 20.17 feet along said curve having a central angle of 30°00'50" with a radius of 38.50 feet, also having a chord bearing and distance of N 39°01'25" E 19.94 feet to the end of said curve; thence N 24°01'00" E 121.25 feet to the beginning of a curve to the right; thence northeasterly and easterly 56.39 feet along said curve having a central angle of 57°10'47" with a radius of 56.50 feet, also having a chord bearing and distance of N 52°36'23" E 54.07 feet to the end of said curve; thence N 81°11'47" E 60.17 feet to the beginning of a curve to the left; thence easterly and northeasterly 39.48 feet along said curve having a central angle of 40°02'27" with a radius of 56.50 feet, also having a chord bearing and distance of N 61°10'34" E 38.69 feet to the end of said curve; thence N 41°09'20" E 103.84 feet to the beginning of a curve to the left; thence northeasterly and northerly 33.96 feet along said curve having a central angle of 49°53'41" with a radius of 39.00 feet, also having a chord bearing and distance of N 16°12'30" E 32.90 feet to the end of said curve; thence N 08°44'21" W 141.76 feet; thence N 08°57'53" W 96.54 feet to the beginning of a curve to the right; thence northerly 66.37 feet along said curve having a central angle of 19°00'52" with a radius of 200.00 feet, also having a chord bearing and distance of N 00°32'33" E 66.07 feet to the end of said curve; thence N 10°02'59" E 190.36 feet; thence North 18.68 to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision, said point also being located at the south end of right-of-way for Beach Boulevard, also said point being the said Point Of Beginning.

Exhibit A

Said parcel of land contains 1.169 acres, more or less.

INDEXING INSTRUCTIONS:

For indexing purposes regarding the aforementioned Gulfview Subdivision:  (part of the following Lots as noted) part of Lots 1-4 incl. and 10-16 incl., Block 98; part of Lots 1-14 incl.; Block 99; part of Lots 7 and 8, Block 100.

INSTRUMENT PREPARED BY:

Balch & Bingham LLP
P.O. Box 130
Gulfport, MS 39502
(228) 864-9900

Exhibit A